UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2005

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (IRS Employer Identification No.)
840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-99.1 COMBINED FINANCIAL STATEMENTS OF BEHAVIORAL HEALTH SERVICES
EX-99.2 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION FOR PSYCHIATRIC SOLUTIONS, INC.

Item 8.01. Other Events.
     This Current Report on Form 8-K is being filed by Psychiatric Solutions, Inc. (the “Company”) solely for the purpose of filing the combined financial statements of Behavioral Healthcare Services and certain unaudited pro forma condensed combined financial information for the Company. On July 1, 2005, the Company acquired all of the outstanding capital stock of Ardent Health Services, Inc., referred to as Behavioral Healthcare Services in the financial statements attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.
23.1	Consent of Ernst & Young LLP, independent auditors.

99.1	Combined Financial Statements of Behavioral Healthcare Services.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for Psychiatric Solutions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Executive Vice President, Finance and Administration

Date: August 31, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
23.1	Consent of Ernst & Young LLP, independent auditors.

99.1	Combined Financial Statements of Behavioral Healthcare Services.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for Psychiatric Solutions, Inc.